Franklin Bank

The Franklin Family of Community Banks℠

America's Community Bankers Conference

May 24, 2007

NASDAQ: FBTX

Forward-Looking

This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives, expectations, and strategies, and the results of our operations and our business. However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution listeners and readers of this presentation not to place undue reliance on these forward-looking statements because the statements are influenced by factors such as interest rates and the effect of competition that could cause the Company's actual results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors including fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political, regulatory and technological conditions. We caution that the foregoing list is not exhaustive. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. These factors are discussed in more detail in Franklin Bank Corp.'s Annual Report on Form 10-K for the year ended December 31, 2006.

Agenda

- History / Overview
- Business Drivers
- Business Segments
  - Banking
  - Mortgage Banking
- Mergers and Acquisitions
- Financial Results

Franklin Bank

The Franklin Family of Community Banks℠

History / Overview

NASDAQ: FBTX

Franklin Bank Corp. is 5 years old!

- Franklin Bank Corp. began operations in April 2002.
- Franklin Bank Corp. began trading its common stock on the NASDAQ in December 2003 under the ticker symbol FBTX.
- Franklin Bank Corp. raised additional capital through a preferred stock offering trading on the AMEX under the ticker symbol FBK-P.

Why is Franklin different?

We are developing The Franklin Family of Community Banks outside the major metropolitan areas in Texas. The bank is supported by lending production. We aim to be a low cost producer, provide high-quality customer service and an excellent return to our investors.

Franklin Bank Today

- ✓ Scarcity value…one of 9 Texas-based banks
- ✓ Total Assets: $4.9 billion at 3/31/2007
- ✓ Market cap: $395 million (approximate at 5/8/07)
- ✓ Common Stock Ticker Symbol: FBTX – NASDAQ
  - ✓ Institutions 82%
  - ✓ Management and Directors 8%
- ✓ Preferred Stock Ticker Symbol: FBK-P - AMEX

Franklin continues to transform…

Into a commercial bank based in the communities outside the major metropolitan areas of Texas.

Balance Sheet Repositioning Continues



$'s are in thousands
$2,250,000
$1,750,000
$1,250,000
$750,000
$250,000
$(250,000)
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
$282,816
$646,092
$1,154,158
$1,861,003
$1,885,744
$2,165,744
12/31/2003
12/31/2004
12/31/2005
12/31/2006
3/31/2007
3/31/2007- Pro forma
Commercial & Consumer Loans
1-4 Family Loans as a % of Total Loans

* The pro forma figure includes approx. $280 million of community banking / commercial loans acquired from FNB.

Franklin Bank

Management Team

Anthony Nocella	Chief Executive Officer & President of Franklin Bank Corp.
Andy Black	President of Franklin Bank S.S.B. & Chief Operating Officer
Tim Bryan	Executive Vice President & Managing Director of Bryan
Dan Cooper	Executive Vice President & Managing Director - Mortgage Banking
Michael Davitt	Executive Vice President & Managing Director - Commercial Lending
Max Epperson	Executive Vice President & Chief Credit Officer
David Jones	Executive Vice President & General Counsel
Kelley Lee	Executive Vice President & Managing Director of East Texas
Russell McCann	Executive Vice President & Chief Financial Officer
Glenn Mealey	Executive Vice President & Managing Director - Administration
Jan Scofield	Executive Vice President & Chief Information Officer

Board of Directors

Lewis Ranieri, *Chairman of the Board*
Anthony Nocella, *Chief Executive Officer & President*
Lawrence Chimerine
David Golush
James Howard
Alan Master
Robert Perro
William Rhodes
John Selman

Franklin Bank

The Franklin Family of Community Banks℠

Business Drivers

Business Drivers

- Increase commercial loans
- Increase community banking deposits
- Increase non-interest income
- Improve operating expense ratio
- Strive to have an efficiency ratio of 50%



Franklin Bank

Franklin Bank

The Franklin Family of Community Banks℠

Banking

Banking

Franklin offers Community Banking in Texas through 45 community banking offices and Commercial Lending nationwide through 8 commercial lending offices.

Community Banking

Provide "big city" banking to the small towns outside the major metropolitan cities in Texas.

Creating a franchise


OKLAHOMA
Oklahoma City
Albuquerque
Amarillo
Little Rock
UNITED STATES
ARKANSAS
NEW MEXICO
Lubbock
Wichita Falls
Fort Worth
Abilene
Dallas
TEXAS
LOUISIANA
Waco
Ciudad Juárez
Austin
Beaumont
Houston
San Antonio
CHIHUAHUA
Acuña
Piedras Negras
Chihuahua
COAHUILA
Cuauhtémoc
MEXICO
Gulf of
Laredo
Corpus Christi
Hidalgo del
NUEVO LEÓN
McAllen

- ● Community Banking Offices (45)
- ▲ Corporate Headquarters

Franklin Bank

Community bank deposits are expected to reach $2 billion

$'s are in thousands


$2,000,000
$1,600,000
$1,200,000
$800,000
$400,000
$0
$720,704
$1,252,915
$1,440,714
$1,451,213
$1,901,213
12/31/2004
12/31/2005
12/31/2006
3/31/2007
3/31/2007 Proforma *

* The pro forma figure includes approximately $450 million of community banking deposits acquired from FNB.

Franklin Bank

Nationwide Lending Platform



Vancouver
Seattle
WASH.
Portland
OREGON
IDAHO
SASKATCHEWAN
CANADA
MAN.
MONT.
N. DAK.
MINNESOTA
Lake Superior
ONTARIO
QUÉBEC
Montréal
Ottawa
Toronto
Lake Huron
WIS.
MICHIGAN
New York
Philadelphia
WYOMING
S. DAK.
NEBR.
Chicago
IND.
Columbus
Washington, D.C.
NEVADA
CALIF.
UNITED STATES
Indianapolis
Denver
UTAH
COLO.
KANSAS
ILL.
KY.
MO.
Nashville
Las Vegas
N. MEX.
Charlotte
Los Angeles
Oklahoma City
ARK.
Memphis
S.C.
Phoenix
OKLA.
Tijuana
Tucson
Dallas
MISS.
ALA.
GA.
Atlantic Ocean
Pacific Ocean
Ciudad Juárez
San Antonio
LOUISIANA
Jacksonville
Chihuahua
Houston
TEXAS
FLA.
MEXICO
Gulf of Mexico
CUBA
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- ▲ Corporate Headquarters
- ● Community Banking Offices (39)
- ▲ First National Bank of Bryan Offices (6)
- ■ Regional Commercial Lending Offices (8)
- ● Expected Banking Office Opening (South Austin)

Franklin Bank

Breakdown of Commercial Lending


86,806
5%
131,214
7%
332,005
19%
1,224,860
69%
Commercial Real Estate
Builder Lines
Mortgage Banker Finance
Other

Commercial loans continue to grow



$'s are in thousands
$2,400,000
$2,000,000
$1,600,000
$1,200,000
$800,000
$400,000
$0
$590,916
$1,061,649
$1,750,701
$1,753,875
$2,049,885
12/31/2004
12/31/2005
12/31/2006
3/31/2007
3/31/2007 - Pro forma *

* The pro forma figure includes the pending acquisition of FNB of approximately $275 million of commercial and community banking loans.

Franklin Bank

The Franklin Family of Community Banks[SM]

Mortgage Banking

What is our mortgage business?

- Only 20% of total net income is contributed by Mortgage Banking
- Currently amortizing off approximately $40-50 million per month of single family loans
- Tightening of product guidelines in secondary market causes lower originations

Franklin Bank

Characteristics of the Placeholder…

- De minimus sub-prime
- Average FICO of 711
- Average loan-to-value of 72%
- No negative amortization or pay-option ARM loans

Franklin Bank

The Franklin Family of Community Banks SM

Mergers and Acquisitions

Completed 10 acquisitions

Name	Acquisition Date	Assets	Deposits
Franklin Bank	April 2002	$ 61.3MM	$ 58.5 MM
Highland Lakes Bank	April 2003	$ 83.6MM	$ 72.9 MM
Jacksonville Savings Bank	December 2003	$ 468.0MM	$ 399.8 MM
Lost Pines National Bank	February 2004	$ 40.6MM	$ 36.3 MM
Cedar Creek Bank	December 2004	$ 108.1MM	$ 96.7 MM
First National Bank of Athens	May 2005	$ 208.8MM	$ 184.9 MM
Elgin Bank of Texas	July 2005	$ 83.7MM	$ 73.7 MM
Branch Acquisition	December 2005	$ 12.6 MM	$ 274.7 MM
Branch Acquisition	December 2006	$ 3.7 MM	$ 43.0 MM
First National Bank of Bryan (FNB)	May 2007	$ 540.0 MM *	$ 450.0 MM *
	TOTALS	**$1,610.4 MM**	**$ 1,690.5 MM**

* FNB figures are approximate and based on 3/31/07.

Franklin Bank

First National Bank of Bryan Profile

- 6 banking offices that provided approximately:
  - $540 million in assets
  - $280 million in community banking / commercial loans
  - $450 million in community banking deposits

- Closed on May 8, 2007

- Expect to integrate technology and operations by the end of the 4th quarter.

- Cost saves will be 60% realized by the end of the 4th qtr. 2007

Community Banking Acquisitions

- Focus on growing within Texas communities with the following characteristics:
  - Outside large metropolitan areas
  - Significant market share
  - High growth
  - Less Competition

Community Banking Acquisitions

- Price correctly
- Make acquisitions that are profitable for Franklin and its shareholders
- Accretive within the first year
- Focus on an IRR of 15-20%
- No reduction in Tangible Common Equity

Franklin Bank

The Franklin Family of Community Banks℠

Financial Results

Assets

$'s are in thousands



$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$2,251,300
$3,479,734
$4,471,252
$5,537,367
$4,852,800
$5,392,800
12/31/2003
12/31/2004
12/31/2005
12/31/2006
3/31/2007
3/31/2007 - Pro forma

* The pro forma figure includes FNB assets of approx. $540 million.

FranklinBank

Earnings are expected to be…

1st Qtr. - $0.26 (actual)

2nd Qtr. - $0.30 - $0.33

3rd Qtr. - $0.37 - $0.41

4th Qtr. - $0.41 - $0.44

2007 $1.34 - $1.44 per diluted share

We expect to….

- Have 50% of total loans in commercial and community banking by the end of 2007.
- Grow community banking deposits by 35% or to $2 billion, by December 31, 2007.
- Increase its tangible book equity ratio to approximately 4.5% over the next 12 months and after that plateau move goal to 5.0%.
- Have net earnings from the banking segment to be approximately 80% for 2007 compared with 60% last year.

Why Franklin Bank?

- Developing the best full-service community bank in Texas
- Creating the largest commercial bank based in the communities in Texas
- Provides high-quality customer service through our "Trusted Financial Advisors"
- Management team and the board of directors have extensive experience with this strategy and
- Aim to provide better than excellent returns to our investors

Franklin Bank

*The Franklin Family of Community Banks*SM

Thank you for your interest in Franklin Bank (FBTX)!

www.bankfranklin.com